Exhibit 99.1

Christina McCarthy, Director, Corporate Development, 1.866.441.0690 • cd@mcewenmining.com ASSET RICH LEVERAGE TO GOLD, SILVER & COPPER DEBT FREE July 7, 2016

Cautionary Statement 2 This presentation contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this presentaiton, McEwen Mining Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, risk of delisting from a public exchange, and other risks. The Company's dividend policy will be reviewed periodically by the Board of Directors and is subject to change based on certain factors such as the capital needs of the Company and its future operating results. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining's Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this presentation are qualified by this cautionary statement. All currency information quoted in U.S. dollars. To see end notes, technical disclosure and cautionary guidance, and cautionary note regarding NON-GAAP measures, go to www.mcewenmining.com/files/presentation_disclosure.pdf

3 The Beginning of New Gold Uptrend When Gold Moves Up in All Major Currencies US$ EUR Source: Bloomberg. As of July 5, 2016 % US$ EUR % 2001 - 2011 2012 - Present Big $ invested in Mining Looks like it’s starting again -40 -30 -20 -10 0 10 2012 2013 2014 2015 2016 0 200 400 600 2001 2003 2005 2007 2009 2011

4 Student Loan $1T Labor Force Participation Food Stamps Federal Debt $19T Money Printing $4T Median Family Income Home Ownership Workers’ Share of Economy Velocity of M2 Money Supply US Government’s Attempts to Get the Economy Moving THE IMPACT

Gold Shares Offer Better Upside Potential Than Gold Share Price Increase from Current Needed to Achieve 2010-11 Highs 5 Source: Bloomberg. US$. As of July 5, 2016 Franco Nevada Royal Gold Gold Agnico Eagle Newmont McEwen GDX Barrick Goldcorp - 22% 33% 40% 58% 79% 107% 146% 148% 179%

4.4 M US$1.3 B @$4.41 Market Cap 305 M Fully Diluted 298 M Shares Outstanding Common Shares1 6 Source: Bloomberg. As of July 5, 2016. 1Common stock includes MAQ exchangeable shares that are convertible 1 for 1 into MUX Shares. 2Share volume NYSE and TSX combined. 3 Month Avg. Daily Share Volume Trading Liquidity2 NYSE & TSX MARKET FACTS

7 5 Reasons To Own

We are Performing Well 8 154koz 127koz 121koz 88koz Production in gold equivalent ounces. Gold / silver ratio 75:1. 2016-2018 based on internal estimates. *2018 includes ramp-up production from Gold Bar of 30koz. ½ year of production. (Est. 65koz annualized) 1 144koz # Production Growth 144koz 170koz *

Decreasing Costs 9 $685 $962 US $ / oz Au Eq Gold / silver ratio 75:1 YE YE YE $935 $780 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2013A 2014A 2015A 2016E Total Cash Costs All in Sustaining Cash Costs

Generating Positive Cash Flow 10 Cash flow defined as the net increase (decrease) in cash, cash equivalents and precious metals at market. US$ Millions US$ Millions Treasury Growing No Debt No Streaming No Royalties Treasury $57M $14.7M Q1 $15.6M $0 $10 $20 $30 $40 $50 $60 Q4 Q4 May-27 2014 2015 2016 -$50 -$40 -$30 -$20 -$10 $0 $10 $20 2013 2014 2015 2016

Next Payment Aug 2016 Capital Distribution to Shareowners 11 1¢ Per Share Paid Semi-annually In February & August Tax Free in US & Canada Payment date approximate. We have a Yield

$1 Annual salary No cash bonus No options Cost Base $127M Big Insider Ownership Strong Alignment with Fellow Share Owners 12 2 Rob McEwen Chief Owner 25% #

Provides Leverage to Gold, Silver & Copper Production Plus Organic Growth 13 3 # 2 Producing Mines, 2 Mines to be Built + 1 Big Copper Deposit

Production: El Gallo Mine – Gold – Mexico Sinaloa State Mexico 14 1Production in gold equivalent ounces. Gold / silver ratio 75:1. Open Pit Heap Leach High Grade +2 gpt Au Low Startup Capex $18M AuEq 2015 Production1 63,366 oz 2016 Est. Production Cost1 Cash $780/oz AISC $840/oz Mine Life +3 Years Exploration Budget 2016 $4M N 0 5 10 Km El Gallo Silver MUX Property Outline El Gallo Mine 2015 Production Cost1 Cash $440/oz AISC $581/oz

15 Argentina Turnaround Mining Story of 2016! New President, New Government Rapidly Improving Investment Climate Exchange rate Mining export taxes Pro-business Pro-mining

Production: San José Mine - Gold & Silver - Argentina 16 1Production in gold equivalent ounces. Gold / silver ratio 75:1. 100% basis. 2Goldcorp website, 2016 production estimate. Santa Cruz Province, Argentina 2016 Exploration Budget $6.5 Million Shallow Underground Mine, Narrow Vein High Grade 448 gpt Ag 6.36 gpt Au AuEq 2015 Production1 186,000 oz 2015 Production Cost1 Cash $865/oz AISC $1,111/oz Annual Production AuEq MUX’s 49% Share 91,000 oz Mine Life +7 Years San José Mine Drill Target Areas MUX Property Outline N 6 Km 0 12 Goldcorp - Cerro Negro 2016 Production2 475-525 koz Au Ownership 51% Hochschild 49% McEwen 2016 Production Cost1 Cash $780/oz AISC $990/oz

Development Pipeline: Gold Bar - Gold - USA

Next to Barrick's Biggest Gold Mine & Discovery

Positive Feasibility Study (Oct. 2015)

Low Capex **$60 M**	Pay-Back Period **1.9 Year @ $1,350/oz**
After-tax IRR **40%**	Annual Avg Production **65 koz Au**
Cash Costs **$728/oz**	Open Pit, Heap Leach **0.032 opt (1.1 gpt)**
Time to Build **10-12 Months**	In-Pit Resource **611 koz M&I 111 koz Inf.**
Explor. Budget **$1.5 Million**	Permitting Approv. Expected **Jan 2017**



Cortez Trend
Nevada, USA
Silver Standard Marigold
BMX
Battle Mountain Cortez Trend
Premier McCoy-Cove
Barrick's Biggest Gold Mines
Cortez Pipeline
Cortez
Gold Rush Discovery
Tonkin
Afgan
Gold Bar
N
0 10 20
Km
Waterton Ruby Hill

17

Gold Bar Exploration – Potential to Extend Mine Life 18 N Cortez Trend Nevada, USA 10 5 Km MUX Property Outline Gold Bar Open Pits 2015 Drilling Afgan Resource Indicated 66 koz Au @ 0.021 opt (0.72 gpt) Inferred 55 koz Au @ 0.014 opt (0.48 gpt) 100 ft @ 0.16 opt (30 m @ 5.48 gpt) 173 ft @ 0.08 opt (52.7 m @ 2.74 gpt) 0

Limousine Butte Exploration 19 Carlin Trend Nevada, USA N Drilling In Progress Historic Hole 21.3 m @ 0.51 gpt 3 Km 6 0 24.4 m @ 0.42 gpt incl. 4.6 m @ 1.75 gpt 22.9 m @ 0.97 gpt

Development Pipeline: El Gallo Silver 20 Sinaloa State Mexico 5 km Road El Gallo Silver Permitted Open Pit / Mill Potential Production 5 Moz Ag / Yr Requires Higher Silver Price +$18 / oz Internal Optimization Complete Feasibility Study Underway PFS Sept 2016 El Gallo Mine

0.71% Cu / 166m 0.50% Cu / 269m Inc. 0.95% Cu / 45m 0.49% Cu / 329m Inc. 0.71% Cu / 101m 0.44% Cu / 529m 1.01% Cu / 216m 1.05% Cu / 236m 21 San Juan Province, Argentina Los Azules Investment Opportunity World Class Advanced Exploration Project 19.7 B lbs Cu at 0.5%: Resources1 1August 1, 2013 NI 43-101 Technical Report, Los Azules Porphyry Copper Project.

Los Azules: Large Leverage Copper Advanced Exploration with PEA 19.7 B lbs Cu at 0.5%: Resources1 San Juan Province, Argentina 22 1August 1, 2013 NI 43-101 Technical Report, Los Azules Porphyry Copper Project. 2After-tax. 3Company filings. Reworking Existing PEA Los Azules PEA1 @$3.00/lb Cu CAPEX $3.9 B NPV8%2 $1.7B IRR2 17.6% Mine Life 35 yrs Prod. (Y1-5) 563 M lbs 740 km N Sales in the Neighbourhood Argentina Taca Taca Aug 2014 - 1.5¢ / lb Cu3 Sold for US$430M 28.7 B lbs Cu @ 0.45% Altar Oct 2011 - 4¢ / lb Cu3 Sold for US$450M 11.7 B lbs Cu @ 0.44%

Catalysts for Growth 23 # 4 Improving Business Environment Argentina Pro-business Pro-mining Government Extending Mine Life Property Acquisitions Mexico Nevada Mining R&D Exploration $4.0M Mexico $6.5M Argentina $1.5M Nevada M&A

24 Source: Bloomberg. As of July 5, 2016. 1Three year average. High Beta1 To Gold 2.7x 5 # Significant Upside Potential $9.50 $9.15 $0.42 $0.36 $4.41 26x 22x $0.65 Rob McEwen Becomes CEO US Gold McEwen Mining Share Price US$ Volume Millions 0 2 4 6 8 10 2000 2004 2008 2012 2016 0 80 2000 2004 2008 2012 2016

History and Timeline of McEwen Mining 25 Jul 2005: Rob McEwen completes private placement in US Gold and becomes largest shareholder owning 33% of the Company Mar 2006: Rob McEwen completes $10M private placement in Minera Andes owning 22% of the Company Dec 2006: High grade discovery of 1.6% Cu over 221m at Los Azules, Argentina (led to 3 PEA’s and technical reports) Jun 2007: US Gold acquires Nevada Pacific Gold, Tone Resources and White Knight Jun 2007: Minera Andes announces production at San José Mine in Argentina (Rob joined board one year later) Nov 2008: US Gold discovers El Gallo Complex Feb 2009: Rob McEwen completes $40M private placement in Minera Andes (Rob becomes President and CEO in June 2009) Oct 2010: US Gold begins trading on NYSE Aug 2011: US Gold begins development of El Gallo Jan 2012: US Gold and Minera Andes Merge to form McEwen Mining Sep 2012: McEwen Mining announces first gold pour at El Gallo Mine Jan 2013: Commercial production declared at El Gallo Mine May 2013: Production expansion at El Gallo Mine Sep 2013: Los Azules announcement of Preliminary Economic Assessment and Resource update Dec 2013: $60M rights offering backstopped by Chief Owner, Rob McEwen Jan 2014: El Gallo Silver, final permits for construction and operation received Jul 2015: Received notice from NYSE stating we our listing was in jeopardy Aug 2015: 1st installment of capital distribution Oct 2015: Gold Bar, Nevada feasibility study announced Oct 2015: Initiated share repurchase program Feb 2016: Announced that McEwen Mining regained NYSE listing standards Purchased Afgan property near Gold Bar Installment of 2nd capital distribution Apr 2016: El Gallo royalty purchase